Exhibit 99.3

3rd Quarter 2005 Earnings Call November 1, 2005

John Goff Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management On Call

This presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. This presentation also contains estimates by Crescent management of net asset value for Crescent's various business segments. Crescent does not intend to update these estimates on a quarterly basis. Certain capitalized terms used in this presentation are defined on pages 35 and 36. Footnotes noted in this presentation are on pages 32 - 34. Forward - Looking Statement

3rd Quarter Financial Results Funds From Operations Available to Common Shareholders - diluted, as adjusted (1) 3rd quarter 2005 ? $22.8M or $0.19 per share Year-to-date ? $84.8M or $0.72 per share Net Income to Common Shareholders - diluted 3rd quarter 2005 ? $71.6M or $0.71 per share Year-to-date ? $48.8M or $0.49 per share Refer to pages 32-36 for footnotes and defined terms

(1) Excludes un-stabilized office properties. Office Property Results (2) Portfolio % leased occupancy and economic occupancy 89.7% leased occupancy as of September 30, 2005 87.6% economic occupancy as of September 30, 2005 Same-Store NOI growth 3rd quarter 2005 ? (1.1%) GAAP / (2.4%) cash Year-to-date ? (1.0%) GAAP / (0.3%) cash Leasing activity 3rd quarter 2005 ? 1.5 million total net rentable square feet leased ? Includes 0.9 million square feet renewed or re-leased, resulting in 2% decrease in weighted average full-service rental rates over expiring rates Year-to-date ? 3.8 million total net rentable square feet leased ? Includes 2.0 million square feet renewed or re-leased, resulting in 2% decrease in weighted average full-service rental rates over expiring rates Refer to pages 32-36 for footnotes and defined terms

Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Las Vegas-Grubb & Ellis Market Results Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 9/30/05 (2) 92.3% 87.2% 92.6% 76.1% 92.4% 99.8% Market Economic Occupancy 9/30/05 83.8% 80.3% 84.4% 81.7% 87.9% 93.4% CEI Quoted Rental Rate 9/30/05 (2) $21.36 $24.62 $19.82 $22.19 $31.67 $33.42 Market Rental Rate 9/30/05 $20.31 $20.23 $19.71 $22.28 $29.35 $27.96 Market Absorption 3rd Qtr 105,000 134,000 (8,000) 184,000 271,000 120,000 Deliveries 3rd Qtr 189,000 121,000 0 0 0 356,000 Under Construction 9/30/05 - multi-tenant 279,000 1.8 M 307,000 148,000 328,000 346,000 Employment Growth Sep 04 - Sep 05 2.2% 1.2% 1.8% 1.9% 2.0% 7.4% Refer to pages 32-36 for footnotes and defined terms

Resort Results Three Months ended September 30, 2005 2004 Same-Store NOI (in thousands) $9,935 $7,579 Weighted Average Occupancy 80% 80% Average Daily Rate $478 $436 Revenue Per Available Room $370 $332 Fairmont Sonoma Mission Inn & Spa Year to date ended September 30, 2005 2004 Same-Store NOI (in thousands) $26,937 $20,211 Weighted Average Occupancy 74% 71% Average Daily Rate $523 $490 Revenue Per Available Room $373 $334 Canyon Ranch - Tucson Refer to pages 32-36 for footnotes and defined terms

Desert Mountain Crescent Resort Development Resort Residential Development Results Resort Residential Development Results Desert Mountain Residential lot sales ? 6- 3rd quarter 2005; 37 - YTD 2005 Average sales price per lot ? $1.1 million - 3rd quarter 2005; $1.0 million YTD 2005 FFO contribution ? $1.2M - 3rd quarter 2005; $11.4M - YTD 2005 Crescent Resort Development Residential unit sales ? 43 - 3rd quarter 2005; 104 - YTD 2005 Average sales price per unit ? $1.0M - 3rd quarter 2005; $939,000 YTD 2005 Residential lot sales ? 67 - 3rd quarter 2005; 284 - YTD 2005 Average sales price per lot ? $166,000 - 3rd quarter 2005; $87,000 YTD 2005 FFO contribution ? $4.3M - 3rd quarter 2005; $9.5M YTD 2005 Refer to pages 32-36 for footnotes and defined terms

Investment Scorecard Refer to pages 32-36 for footnotes and defined terms (3)

Net Asset Value

Strategic Investments Strategic Growth Platforms Modernized strategy - manage institutional capital Selectively develop Selectively finance - mezzanine Develop high-end second homes in resort locations Resort investments #2 Resort Residential #3 Canyon Ranch Enhance existing resorts Canyon Ranch Living and additional brand opportunities #1 Office "Lifestyle" Investments 2 Prong Strategy = 3 Growth Platforms Refer to pages 32-36 for footnotes and defined terms

Growth Platform #1 - Office Strategy Operating Growth = Occupancy + Rate Modernized Strategy = Enhanced ROE Manage institutional capital Partnering increases ROE 300 to 600 bps 49% total square feet in joint venture $16M in annual gross fees growing to $18M Promoted interest in each joint venture $1.4 billion equity value in remaining portfolio Houston Center Fountain Place Refer to pages 32-36 for footnotes and defined terms

Office Valuation Components Existing Assets 31.3M SF portfolio under management 15.9M SF (wholly owned) 4.4M SF (Crescent's pro rata share of 15.4M SF in JVs) 20.3M SF Crescent effective ownership Investment Management Business Property management, leasing commissions and asset management fees generated from joint ventures Promoted Interests on Joint Ventures Refer to pages 32-36 for footnotes and defined terms

Office Market Sales Comps (4) Office Comparables Source: Real Capital Analytics for comparable quality assets sold (and pending sales) between April 2004 and present Crescent's weighted average replacement cost $220 Refer to pages 32-36 for footnotes and defined terms

Office Valuation (5) Assets Effectively Owned (SF in millions) 20.3 20.3 Price Per SF $155 $165 $3,142 $3,344 Investment Management Business Anticipated gross fee revenue $18 $18 Anticipated Multiple 5 6 $90 $108 Promotes on Existing JVs Anticipated Promote on sale (6) $90 $100 Gross Office Valuation $3,322 to $3,552 ( $ in millions, except Per SF) Valuation Range Note: Management does not intend to update these estimates on a quarterly basis. Refer to pages 32-36 for footnotes and defined terms

Growth Platform #2 - Resort Residential Strategy Look for irreplaceable locations of beauty and recreation Vail Valley Tahoe Desert Mountain Benefit from prior owner's over-investment Typically we are the 2nd or 3rd owner The Woodlands Desert Mountain Mira Vista Look for significant investment by others in infrastructure Ski areas Ocean frontage Golf Refer to pages 32-36 for footnotes and defined terms

Ten Year Track Record of Success (7) 35 projects $475M+ of FFO FFO averaged $57M in last 3 years IRR's typically in excess of 20% Gross cash received of $880M plus remaining value of $667M(8) as of 12/31/04 Every project profitable Anticipate 2005 - 2007 Residential FFO and Cash Flow (8) Existing projects create $82 million FFO in 2007 Existing projects expected to generate $400M net cash in 2005-2007 (in addition to $300M to be reinvested) Desert Mountain Crescent Resort Development Resort Residential Economics Refer to pages 32-36 for footnotes and defined terms

Resort Residential - New Projects Village Walk (Beaver Creek ski-in / ski-out residences) Last buildable site 26 units (18 pre-sold) Construction start 2005; delivery expected 2006/2007 Crescent pre-tax profit estimated at $17.7M on equity of $9.0M Beaver Creek Landing (Residences with ski access to Beaver Creek) Between Avon and Bachelor Gulch Phase I - 26 units, all pre-sold Phase II - 26 units, 24 pre-sold Construction started 2005; delivery expected 2007 Crescent pre-tax profit estimated at $7.1M on equity of $8.0M Confluence/Westin - Avon, CO (Residences / Hotel with ski access to Beaver Creek) 19-acre parcel with mountain views on the Eagle River Construction start 2006; delivery of first phase expected late 2007 Projected 298 units at $900,000 average price per unit Crescent pre-tax profit estimated at $37.5M on equity of $22.0M Beaver Creek and Vail Ski Areas Refer to pages 32-36 for footnotes and defined terms

Resort Residential Valuation (9) Net Asset Value as disclosed at 12/31/04 (8) $667 Northstar Highlands price increases (10) 100 Anticipated new projects (11) 92 Less: Net Cash Received 1/1/05 - 9/30/05 (3) Net Asset Value - Updated as of 9/30/05 $856 Add: Debt outstanding (12) 178 Accrued Liabilities (12) 275 Less: Other Assets (12) (13) (193) Gross Residential Valuation $1,116 ( $ in millions) No value assigned to enterprise Note: Management does not intend to update these estimates on a quarterly basis. Refer to pages 32-36 for footnotes and defined terms

Canyon Ranch Investments Canyon Ranch restructure completed in January 2005 Crescent investment of $120M was valued at $209M in transaction $90M in cash distributed to Crescent $50M capital retained at Canyon Ranch for expansion / improvements Crescent's 2006 expected ROE = 20% to 25% 48% current ownership, 34% after conversion of preferred units Canyon Ranch Living Brand fee income = $25M to $50M per project expected Annual fee income = $2.5M to $5M per project expected Limited capital required Additional brand opportunities Canyon Ranch - Lenox Canyon Ranch - Tucson Growth Platform #3 - CANYON RANCH(r) Refer to pages 32-36 for footnotes and defined terms

Public Market Trading Comps Source: Citigroup Global Markets Equity Research as of October 14, 2005 Refer to pages 32-36 for footnotes and defined terms

Canyon Ranch Valuation (14) Anticipated Recurring EBITDA (15) $26 $28 Anticipated Multiple 14 16 $364 $448 Cash in business and working capital 45 45 Anticipated Brand Expansion Canyon Ranch Living, Miami non-recurring fees 22 22 Estimated Brand Value (16) 200 300 Gross Valuation at 100% $631 $815 Less: Debt (95) (95) Net Valuation at 100% $536 $720 Crescent Interest at 34% (17) $182 $245 Gross up for Unconsolidated Debt (Crescent share) (17) 32 32 CRESCENT GROSS CANYON RANCH VALUATION $214 to $277 $ in millions Valuation Range Note: Management does not intend to update these estimates on a quarterly basis. Refer to pages 32-36 for footnotes and defined terms

Strategic Investment - AmeriCold AmeriCold Investment Economics Crescent's original investment $300M Improvement in Operations Allowed for Refinancing Transaction in February 2004 Crescent received $90M in the refinancing, reducing its investment Sale of interest to Yucaipa reduced CEI ownership from 40% to 31.7% in November 2004 Crescent received $56M from the sale, reducing its investment Current equity investment $168M (18) Value at Yucaipa transaction date $220M (based on 10.75x EBITDA multiple) Operational Accomplishments EBITDA improved 13.0%, up to $103.2M at YTD 9/30/05 from $91.3M at YTD 9/30/04 2004 EBITDA was $130.3M; applying the growth rate for YTD 9/30/05 vs. YTD 9/30/04 to full year 2004 EBITDA, 2005 EBITDA results would be in mid $140Ms Average occupancy improved 3.3 points, up from 71.5% at YTD 9/30/04 to 74.8% YTD 9/30/05 Based on industry publications, Crescent believes 2006 - 2007 may present opportunities for significant growth through developments, acquisitions, occupancy and rate improvements Refer to pages 32-36 for footnotes and defined terms

Public Market Trading Multiples Source: SNL, FactSet and various Wall Street research reports Refer to pages 32-36 for footnotes and defined terms

AmeriCold Valuation (19) EBITDA Potential / 2006 Valuation Range (20) $150 $155 Anticipated Multiple 12 13 AmeriCold Gross Valuation $1,800 $2,015 Less: Debt, net of available cash (683) (683) AmeriCold Net Valuation $1,117 $1,332 Crescent Interest, net of promote and other costs (21) $315 $375 Gross up for Unconsolidated Debt (Crescent Share) (21) $231 $228 CRESCENT GROSS AMERICOLD VALUATION $546 to $603 $ in millions Valuation Range Note: Management does not intend to update these estimates on a quarterly basis. Refer to pages 32-36 for footnotes and defined terms

Strategic Investment - Resort/Hotel Luxury Resorts & Spas Keys Ownership Park Hyatt Beaver Creek Resort & Spa 275 100% Fairmont Sonoma Mission Inn & Spa 228 80% Ventana Inn & Spa 60 100% Upscale Business-Class Hotels Denver Marriott City Center 613 100% Omni Austin Hotel 375 100% Renaissance Houston Hotel 388 100% Refer to pages 32-36 for footnotes and defined terms

Hotel Market Sales Comps Source: JPMorgan Refer to pages 32-36 for footnotes and defined terms

Resort / Hotel Valuation (22) Note: Management does not intend to update these estimates on a quarterly basis. Owned Keys Anticipated Value / Key Anticipated Value / Key Anticipated Value / Key Upscale Resorts & Spas (23) 517 $507K to $532K Business-Class Hotels 1,376 $119K to $131K GROSS RESORT / HOTEL VALUATION GROSS RESORT / HOTEL VALUATION $425M to $455M Refer to pages 32-36 for footnotes and defined terms

Mezzanine Investments and Other Assets MEZZANINE INVESTMENTS (at cost) (24) $117 Estimated FMV Development Pipeline (25) 90 Cash 213 Vacant Land at Estimated Fair Market Value 42 Other Assets (26) 300 TOTAL OTHER ASSETS $645 $ in millions Refer to pages 32-36 for footnotes and defined terms

Estimated Net Asset Value Office $3,322 $3,552 Resort Residential 1,116 1,116 Canyon Ranch 214 277 AmeriCold 546 603 Resort/Hotel 425 455 Mezzanine Investments 117 117 Other Assets 645 645 Gross Asset Value (28) $6,385 $6,765 Less: Consolidated Debt (29) $2,042 $2,042 Unconsolidated Debt (30) 638 635 Accounts Payable (31) 428 428 Preferred Equity (32) 410 410 Estimated Net Asset Value $2,867 $3,250 $ in millions Valuation Range Estimated NAV Per Share (27) $23.50 to $25.50 Note: Management does not intend to update these estimates on a quarterly basis. Refer to pages 32-36 for footnotes and defined terms

Office Joint-venture our remaining wholly owned assets: Increase ROE Increase promote Increase fee stream Master Plan changes at Hughes Center, Las Vegas Resort Residential Developments Enterprise Value NOT included Additional price increases at Gray's Crossing and Northstar Accelerated absorption Canyon Ranch Crescent-developed Canyon Ranch Living projects Growth in recurring EBITDA from existing assets International expansion Canyon Ranch family resorts IPO potential AmeriCold Growth in recurring EBITDA Multiple expansion Acquisition / Development Opportunities IPO potential Other Assets Appreciation in mezzanine portfolio Redtail fund promote NAV Opportunities Refer to pages 32-36 for footnotes and defined terms

Footnotes Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although these companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. FFO should not be considered an alternative to net income. A reconciliation of FFO, before and after adjustments to GAAP net income is included in the Company's financial statements accompanying the press release and on pages 11 and 12 of the Third Quarter 2005 Supplemental Operating and Financial Data Report issued this morning. Both are available on our website at www.crescent.com. Excludes unstabilized office properties; stabilization of a property is deemed to occur the earlier of (a) achieving occupancy of 90%, (b) one year after the date placed in service or acquisition date, or (c) two years following the acquisition date for properties that are being repositioned. Investment is held in Redtail partnership in which Crescent's equity interest is 25%. Fair market values per square foot are based on management's estimates. In making an estimate of the Company's office valuation, management assessed recent comparable sales transactions in the various markets that Crescent owns properties and applied a range of average per square foot valuation to its own portfolio. In addition, management assigned value to its investment management business by multiplying the annual fee stream by a multiple valuation factor customary to the industry for these types of revenue. Also factored into the overall valuation is the promoted interest that the Company can earn over time on its joint venture office investments. The promotes are structured in the joint venture agreements such that when certain performance hurdles are met, Crescent receives ratably higher economic interests in the properties. Promote on 2004 Texas joint ventures assuming assets are sold in 2011; cash flows are discounted at 10%; other joint venture asset promotes represent current values. Represents period of 1994 through 2004 Refer to pages 45 and 46 of the Third Quarter 2005 Supplemental Operating and Financial Data for the residential net present value as of December 31, 2004, disclosed in detail by residential development project. It is Crescent's policy to update management's estimate of residential NAV on an annual basis by project. The next update will be included in the Fourth Quarter 2005 Supplemental Operating and Financial Data.

Footnotes - continued In making an estimate of the Company's resort residential valuation, on a yearly basis, management assesses the future cash flow expected for each individual development project, discounted back to correctly account for the time value of money. The most recent detailed valuation is as of December 31, 2004. For the current presentation, management adjusted for pricing changes that occurred after the initial valuation, as well as added new projects that were committed to after the initial valuation. Then, in order to accurately reflect gross valuation, segment-level debt and assets included elsewhere in the Company's valuation model are adjusted for. Price increases assume initial pricing of $1,100 per square foot Northstar Highlands (1,450 residential units), escalating 3% per annum less additional assumed unit construction costs, less partner's share of profits. These cash flows are discounted back at 12%. Includes Village Walk, Beaver Creek Landing, Confluence and Ritz, Dallas Phase I; assumes 7.5% discount rate on Ritz and 12% on all others Refer to page 14 of Supplemental Operating and Financial Data for the quarter ended September 30, 2005 for segment information. Certain assets recorded under GAAP have been excluded. In making an estimate of the Company's valuation for its investment in Canyon Ranch, management assessed stabilized recurring earnings projections and applied a multiple valuation factor in line with other comparable resort and spa brands. In addition, management ascribed value to the Canyon Ranch brand based in large part on the expected growth in the Canyon Ranch Living development concepts. From gross valuation for the Canyon Ranch business, identifiable debt is removed to derive a net valuation. Crescent's ownership in this is then adjusted for its share of debt to derive its gross investment in Canyon Ranch. Includes anticipated EBITDA from Canyon Ranch Tucson, Canyon Ranch Lenox, The Venetian Spa, $2.5M projected annual fee on Canyon Ranch Miami, Canyon Ranch at Sea and other operating income. Based on implied valuation range from preferred offering memorandum dated December 2004; assumes completion of 5 to 8 Canyon Ranch Living projects; recurring fee stream valued at 13x EBITDA, discounted back at 11%. Cash flows from non-recurring fees are discounted at 15%. Crescent's current share is 48% of the common equity; however, after expected conversion of $110M preferred units into common and assuming certain performance hurdles are achieved, Crescent's share is expected to be reduced to 34%. Both high and low valuations presented assume 34% Crescent interest. Book basis at 9/30/05.

Footnotes - continued

(19) In making an estimate of the Company's valuation for its investment in AmeriCold, management calculated a forward-looking earnings estimate based on current operational results for the AmeriCold business and applied a multiple valuation factor in line with other non-traditional, public real estate companies. While the other companies provide a framework, management realizes that AmeriCold's business model is not entirely comparable to these public companies. From gross valuation for the AmeriCold business, identifiable debt is removed to compute a net valuation. Crescent's ownership in this is then adjusted for its share of debt to derive its net investment in AmeriCold.

(20) Crescent's estimate of EBITDA range assumes 3.5% to 7.0% growth over YTD 9/30/05 results annualized.

(21) Crescent's effective interest has been reduced to 30.3% and 29.9%, respectively, due to the promoted interest which would be earned by Yucaipa as a result of the increase in EBITDA. In addition, it has been reduced by $24M, which is the amount Crescent would be obligated to pay to Vornado if Crescent sells its entire interest in this investment.

(22) In making an estimate of the Company's resort / hotel valuation, management assessed recent comparable sales transactions in the various markets that Crescent owns properties and applied a range of average per key valuation to its own portfolio.

(23) Excludes Canyon Ranch Resorts

(24) See detail of mezzanine investments on page 9.

(25) Represents expected cash flows from development and sale of assets, discounted back at 8% to 10%, less amount spent to date.

(26) Other Assets, for purposes of this NAV presentation, include accounts receivable, notes receivable, other unconsolidated investments, deferred membership assets and other miscellaneous items; excludes certain assets booked under GAAP.

(27) Net Asset Value per share range is based on segment ranges below; share count ranges from 123M to 126.5M as certain stock options and restricted shares are anticipated to vest at various stock prices.

(28) Excludes defeased assets

(29) Excludes defeased debt

(30) Crescent's share of Canyon Ranch's debt is presented at 34% and its share of AmeriCold's debt is presented at 30.3% and 29.9%, respectively. See footnotes 17 and 21.

(31) Excludes certain non-cash deferred liabilities

(32) Shown at gross value at issuance which approximates current fair market value

34

AFFO - Adjusted Funds From Operations Aggregate Value - Synonymous with Total Enterprise Value; market value of common and preferred equity plus debt less cash EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization FFO - Funds From Operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. FFO should not be considered an alternative to net income. A reconciliation of FFO, before and after adjustments to GAAP net income is included in the Company's financial statements accompanying the press release and on pages 11 and 12 of the Third Quarter 2005 Supplemental Operating and Financial Data Report issued this morning. Both are available on our website at www.crescent.com. GAAP - Generally Accepted Accounting Principles JV - Joint venture M - Millions NAV - Net Asset Value, as calculated by Crescent, represents estimated market value of assets, net of debt NOI - Net operating income; operating revenues less operating expenses; before interest, taxes and general and administrative expenses Definitions & Terms Used in This Presentation

NPV - Net Present Value, as calculated by Crescent, represents the discounted value of future cash flows to Crescent and cash invested by Crescent for future development. IRR - Internal Rate of Return represents the internal rate of return on cash flows to Crescent; the cash flows are pre-tax, net of debt service, net of partner's profit participation, and are net of cash expected to be invested by Crescent for future development. ROE - Return on Equity, as calculated by Crescent, represents Crescent's FFO for the indicated year divided by Crescent's equity in the investment. SF - Square Feet Total Enterprise Value - Synonymous with Aggregate Value; market value of common and preferred equity plus debt less cash Definitions & Terms Used in This Presentation - continued